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                                                                       EXHIBIT 1




               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA


-----------------                                           -----------------
     NUMBER                                                       SHARES
-----------------                                           -----------------


-----------------                                           -----------------

  COMMON STOCK                                              CUSIP 91929R 10 7

                                             SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT




IS THE OWNER OF

            FULLY PAID AND NON-ASSESSABLE SHARES OF VALLEY BANCORP COMMON STOCK transferable only on the books of the Corporation by the holder hereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

      DATED :




            PRESIDENT                            SECRETARY/TREASURER

                                     [SEAL]


                                       Countersigned and Registered:

                                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                             (New York, N.Y.)

                                       By:                        Transfer Agent
                                                                  and Registrar



                                                            Authorized Signature
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      THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF
THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS AND REGULATIONS:

TEN COM - AS TENANTS IN COMMON
TEN ENT - AS TENANTS BY THE ENTIRETIES
JT TEN  - AS JOINT TENANTS WITH RIGHT OF
          SURVIVORSHIP AND NOT AS TENANTS
          IN COMMON

                 UNIF GIFT MIN ACT - ____________ CUSTODIAN _________________
                                        (CUST)                 (MINOR)
                                     UNDER UNIFORM GIFTS TO MINORS
                                     ACT_________________
                                            (STATE)

                 UNIF TRF MIN ACT -  ____________CUSTODIAN (UNTIL AGE ________ )
                                      (CUST)
                                     _____________UNDER UNIFORM TRANSFERS
                                       (MINOR)
                                     TO MINORS ACT ___________________
                                                        (STATE)

    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

      FOR VALUE RECEIVED, __________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

      PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE
__________________________________________________

________________________________________________________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ SHARES
OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

________________________________________________________________________ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED _________________


                                      __________________________________________
                                      THE SIGNATURE TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME AS WRITTEN UPON
                            NOTICE: THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED

BY ____________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17 AD - 15.